SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 22, 1997


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     33-37569                  13-3416059
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


250 Vesey Street, World Financial Center,
North Tower, 10th Floor
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 9
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1997-FF-3 (the "Certificates") . The Certificates were issued, and this report and exhibit are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of November 1, 1997 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, First Franklin Financial Corporation, as master servicer, Option One Mortgage Corporation, as servicer, and Texas Commerce Bank National Association, as trustee (the Trustee). On December 22, 1997, distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on December 22, 1997 filed as
                    Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     TEXAS COMMERCE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    January 9, 1998              By:  /s/ Bill Marshall
                                        Bill Marshall
                                        Vice President & Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                             Description of Exhibits         Page

        99.1             Monthly Certificateholder Statement on             6
                         December 22, 1997.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 22, 1997

-----------------------------------------------------------------------------------------------------------------------------------
                                         FIRST FRANKLIN FINANCIAL CORPORATION
                               MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-FF3
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           12/22/97                                                                                         PAGE #      1
RECORD DATE:         12/03/97

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Inter-                               Ending      Ending
               Original      Beginning                    Interest   est    LIBOR               Applied   Certif-     Aggregate
               Certificate   Certificate    Principal     Distri-    Carry- Carry- Total        Realized  icate       Loan
Class Cusip #  Balance       Balance        Distribution  bution     over   over   Distribution Loss      Balance     Balance
------------------------------------------------------------------------------------------------------------------------------------
A-1 589929NP9 116,316,000.00 116,316,000.00 1,674,865.28 379,000.34    -    -     2,053,865.62      -  114,641,134.72
A-2 589929NT1 135,014,000.00 135,014,000.00            - 440,994.17    -    -       440,994.17      -  135,014,000.00
M-1 589929NQ7  19,506,000.00  19,506,000.00            -  65,771.12    -    -        65,771.12      -   19,506,000.00
M-2 589929NR5  19,506,000.00  19,506,000.00            -  68,447.77    -    -        68,447.77      -   19,506,000.00 298,649,303.46
B   589929NS3   9,754,000.00   9,754,000.00            -  37,007.29    -    -        37,007.29      -    9,754,000.00

R         N/A            N/A            N/A          N/A         -    N/A  N/A               -     N/A            N/A

------------------------------------------------------------------------------------------------------------------------------------
TOTALS         300,096,000.00 300,096,000.00 1,674,865.28 991,220.68              2,666,085.96         298,421,134.72 298,649,303.46
------------------------------------------------------------------------------------------------------------------------------------





Factor Information Per $1,000 of the Original Balance                            Pass Through Rate

---------------------------------------------------------------------------------------------------
                          Principal           Interest              End Prin            Current
Class     Cusip #      Distribution         Distribution             Balance          Pass Through
                                                                                          Rate
---------------------------------------------------------------------------------------------------
A-1       589929NP9      14.39926818         3.25836806               985.60073182        6.17375%
A-2       589929NT1       0.00000000         3.26628472             1,000.00000000        6.18875%
M-1       589929NQ7       0.00000000         3.37184028             1,000.00000000        6.38875%
M-2       589929NR5       0.00000000         3.50906250             1,000.00000000        6.64875%
B         589929NS3       0.00000000         3.79406250             1,000.00000000        7.18875%
----------------------------------------------------------------------------------------------------



If there are any questions or comments, please contact the Relationship Manager listed below

--------------------------------------------------------------------------

Bill Marshall
Texas Commerce Bank, N.A.
600 Travis Street, 8th Floor
Houston, Texas 77002
(713) 216-5884

---------------------------------------------------------------------------


TEXAS COMMERCE BANK, N.A.
TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                         FIRST FRANKLIN FINANCIAL CORPORATION
                               MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-FF3
                                           STATEMENT TO CERTIFICATEHOLDERS
 ----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           12/22/97                                                           PAGE #       2
   RECORD DATE:         12/03/97


                                              --------------------------------------------------------------------------
    Sec. 4.02 (6)-(8)                                                    Realized Loss Amount
                                              --------------------------------------------------------------------------
                                                             Applied          Unpaid           Applied Realized
                                                  Class       Realized Loss    Realized Loss    Loss Amortization
                                              --------------------------------------------------------------------------
   Sec. 4.02 (11)-(13)                           M-1                 -              -                        -
                                                 M-2                 -              -                        -
   Sec. 4.02 (16)-(18)                           B                   -              -                        -
                                               --------------------------------------------------------------------------
   Sec. 4.02 (19)                                Total               -              -                        -
                                               --------------------------------------------------------------------------

   Sec. 4.02 (20    Interest Remittance Amount                                                                 1,222,946.61

   Sec. 4.02 (21)   Principal Remittance Amount                                                                1,446,890.55

   Sec. 4.02 (22)   Monthly Excess Cash Flow Amount                                                              227,974.73

   Sec. 4.02 (23)   Extra Principal Distribution Flow Amount for this Distribution Date                          227,974.73

   Sec. 4.02 (24)   Monthly Excess Interest Amount for this Distribution Date                                    227,974.73

   Sec. 4.02 (25)   Targeted Overcollateralization for this Distribution Date                                  6,001,920.00

   Sec. 4.02 (26)   Overcollateralization Amount for this Distribution Date                                          194.01

   Sec. 4.02 (27)   Overcollateralization Deficiency for this Distribution Date                                6,001,725.99

   Sec. 4.02 (28)   Overcollateralization Release Amount for this Distribution Date                                     -

   Sec. 4.02 (29)   Aggregate Master Servicer Fee Amount                                                           25,008.02
                    Aggregate Servicer Fee Amount                                                                 100,032.06

   Sec. 4.02 (30)   Aggregate Amount of Monthly Advances for this Distribution Date                               738,769.83

   Sec. 4.02 (31)   The Aggregate Stated Principal Balance of the Mortgage Loans and
                    any REO Properties at the close of business for this Distribution Date                    298,649,303.46

   Sec. 4.02 (32)   The Number of Mortgage Loans                                                                    2,012.00
                    The Aggregate Principal Balance of the Mortgage Loans                                     298,649,303.46
                    The Weighted Average Remaining Term to Maturity of the Mortgage Loans                                357
                    The Weighted Average Mortgage Rate                                                              9.13004%



   Sec. 4.02 (33)   The Number and Aggregate Principal Balances of all Delinquent Mortgage Loans

                                                        -----------------------------------------------------------------
                                                                                      Number of Loans      Principal
                                                                                                           Balance
                                                        -----------------------------------------------------------------
                                                        30 Days Past Due                         16.00       2,533,477.75
                                                        60 Days Past Due                          1.00         206,250.00
                                                        90 or Move Days Past Due                    -                -
                                                        Foreclosure proceedings have been completed -                -
                                                        Related mortgagor has filed for bankruptcy  -                -
                                                       ------------------------------------------------------------------



   Sec. 4.02 (34)   With respect to any Mortgage Loans that became an REO property during the preceding calendar month.

                                              -----------------------------------------------------------
                                                   Loan Number           Unpaid      Stated Principal
                                                                       Principal          Balance
                                                                        Balance
                                              -----------------------------------------------------------
                                                          -                -                 -
                                             ------------------------------------------------------------

   Sec. 4.02 (35)    The Book Value of any REO Property as of the close of business on the last Business Day
                     preceding the Distribution Date                                                                       -

   Sec. 4.02 (36)    The aggregate amount of Principal Prepayment made during the related Collection Period     1,284,051.31

   Sec. 4.02 (37)    The aggregate amount of Realized Losses incurred during the related Collection Period                 -

   Sec. 4.02 (38)    The aggregate amount of Extraordinary Trust Fund Expenses withdrawn from
                     the Collection Account or Distribution Account                                                        -

   Sec. 4.02 (41)    The aggregate amount of any Prepayment Interest Shortfalls
                     to the extent not covered by payments by the Master Servicer                                          -

   Sec. 4.02 (44)    The three-month rolling average of 60+ Day Delinquent Loans                                   68,750.00

   Sec. 4.02 (45)    The unpaid principal balance of each mortgage
                         a)   Which has been substituted pursuant to Section 2.03                                          -
                         b)   Purchased pursuant to Section 2.03, 3.16, or 10.01                                           -
                         c)   For which a liquidation Event has occurred                                                   -

   Sec. 4.02 (46)    Whether a Servicing Termination Trigger has occurred                                                 No



TEXAS COMMERCE BANK, N.A.
TRUSTEE
